Exhibit 99.14

MBNA MASTER CREDIT CARD TRUST II

SERIES 1996-H

KEY PERFORMANCE FACTORS
AUGUST, 2000



        Expected B Maturity                                       09/17/01


        Blended Coupon                                          6.8182%



        Excess Protection Level
          3 Month Average  5.52%
          August, 2000  5.55%
          July, 2000  6.07%
          June, 2000  4.94%


        Cash Yield                                  19.12%


        Investor Charge Offs                        4.51%


        Base Rate                                   9.05%


        Over 30 Day Delinquency                     4.84%


        Seller's Interest                           10.94%


        Total Payment Rate                          14.32%


        Total Principal Balance                     $ 55,220,806,818.68


        Investor Participation Amount               $ 1,200,000,000.00


        Seller Participation Amount                 $ 6,039,606,300.19